PROSPECTUS SUPPLEMENT -- December 24, 2002*

American Express Guaranteed Term Annuity (May 1, 2002) S-6401

Effective December 24, 2002, we are offering guarantee periods with annual durations from five to 10 years; however, the guarantee periods we offer in the future could be different.

S-6401-2 A (12/02)
*Valid until next prospectus date
Destroy May 1, 2003